UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2026

Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ATR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

AptarGroup, Inc. (the “Company”) takes note of the decree of the President of the Russian Federation, published on September 21, 2026, that places the Company’s Russian subsidiary, OOO Aptar Vladimir (“Aptar Vladimir”), under temporary external administration. The Company is assessing the situation and its options.

The Company is committed to taking all necessary steps to protect its rights.

As of December 31, 2025, Aptar Vladimir represented less than 0.6% of consolidated net sales and operating income, and less than 1% of consolidated assets of the Company.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s assessment of the decree and its options, and the steps the Company intends to take to protect its rights. Words such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “committed,” “seek,” “assessing,” “future,” “potential,” “continues” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on our beliefs as well as assumptions made by and information currently available to us. Accordingly, our actual results or other events may differ materially from those expressed or implied in such forward-looking statements due to known or unknown risks and uncertainties, including, but not limited to: further actions by the Russian government or the external manager appointed for Aptar Vladimir affecting the operations, assets, employees or ownership of Aptar Vladimir; the duration of the temporary external administration and whether the Company will regain control of Aptar Vladimir; the Company’s ability to protect its rights as shareholder of Aptar Vladimir under Russian law, international law or otherwise; changes in, or additional, sanctions, counter-sanctions or other legal restrictions affecting Aptar Vladimir or the Company’s other operations; the accounting consequences of the decree for the Company, including potential impairment of the Company’s investment; geopolitical conflicts worldwide and the resulting indirect impact on demand from our customers selling their products into these countries; direct or indirect consequences of acts of war, terrorism or social unrest; the outcome of any legal proceeding that has been or may be instituted by or against us; and the other risks associated with our operations. For additional information on these and other risks and uncertainties, please see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K and Form 10-Qs. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: September 21, 2026	By:	/s/ Irene Hudson
Irene Hudson
Executive Vice President, Chief Legal Officer and Secretary